EX-99.B(j)(A)(2)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees of

Wells Fargo Funds Trust:

We hereby consent to the incorporation by reference in this Registration Statement for Wells Fargo Funds Trust on Form N-1A of our reports dated February 3, 2004, relating to the financial statements and financial highlights which appear in the December 31, 2003 Annual Reports to Shareholders of the Strong Asia Pacific Fund, Strong Balanced Fund, Strong Large Company Growth Fund, Strong Advisor Common Stock Fund, Strong Discovery Fund, Strong Dividend Income Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor Select Fund, Strong Enterprise Fund, Strong Growth Fund, Strong Growth and Income Fund, Strong Advisor International Core Fund, Strong Large Cap Growth Fund, Strong Advisor Large Company Core Fund, Strong Life Stage Series – Strong Aggressive Portfolio, Strong Life Stage Series – Strong Conservative Portfolio, Strong Life Stage Series – Strong Moderate Portfolio, Strong Mid Cap Disciplined Fund, Strong Opportunity Fund, Strong Overseas Fund, Strong Small Company Value Fund, Strong Advisor Small Cap Value Fund, Strong Small/Mid Cap Value Fund and Strong Advisor U.S. Value Fund, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement for Wells Fargo Funds Trust on Form N-1A of our reports dated December 6, 2004, relating to the financial statements and financial highlights which appear in the October 31, 2004 Annual Reports to Shareholders of the Strong Corporate Bond Fund, Strong Government Securities Fund, Strong Heritage Money Fund, Strong High-Yield Bond Fund, Strong Intermediate Municipal Bond Fund, Strong Municipal Bond Fund, Strong Municipal Money Market Fund, Strong Short-Term Bond Fund, Strong Short-Term High Yield Bond Fund, Strong Short-Term Municipal Bond Fund, Strong Advisor Strategic Income Fund, Strong Advisor Short Duration Bond Fund, Strong Ultra Short-Term Income Fund, Strong Ultra Short-Term Municipal Income Fund and Strong Wisconsin Tax-Free Fund, which are also incorporated by reference into the Registration Statement.

We also consent to the references to us under the heading “Financial Highlights” and “Financial Information” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 8, 2005